EXHIBIT 99.2

           Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
             Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Ronald S. Simon, the Chief Financial Officer of Whitney Information  Network,
Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter ended June 30, 2002 (the "Report") fully complies with the  requirements of
     Section 13 (a) or 15 (d) of the Securities  Exchange Act of 1934 (15 U.S.C.
     78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002

                                          /s/ Ronald S. Simon
                                          Name: Ronald S. Simon
                                          Title: Chief Financial Officer

Subscribed and sworn to before me this 13th day of August 2002.

                                    /s/Susan L. Carrillo
                                    Notary Public

My Commission Expires:  December 26, 2003
My Commission Number:  CC 897805